Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2015

1250 State Street Holdings LLC
Agnes B Crane, LLC
Agua del Cajon (Cayman) Company
American Petroleum Tankers II LLC
American Petroleum Tankers III LLC
American Petroleum Tankers IV LLC
American Petroleum Tankers IX LLC
American Petroleum Tankers LLC
American Petroleum Tankers Parent LLC
American Petroleum Tankers V LLC
American Petroleum Tankers VI LLC
American Petroleum Tankers VII LLC
American Petroleum Tankers VIII LLC
American Petroleum Tankers X LLC
American Petroleum Tankers XI LLC
ANR Advance Holdings, Inc. LLC
ANR Real Estate Corporation
APT Florida LLC
APT Intermediate Holdco LLC
APT New Intermediate Holdco LLC
APT Pennsylvania LLC
APT Sunshine State LLC
Aquamarine Power Holdings, L.L.C.
Audrey Tug LLC
Battleground Oil Specialty Terminal Company LLC
Bear Creek Storage Company, L.L.C.
Berkshire Feedline Acquisition Limited Partnership
Betty Lou LLC
BHP Billiton Petroleum (Eagle Ford Gathering) LLC
Bighorn Gas Gathering, L.L.C.
Bighorn Gas Operating LLC
Calnev Pipe Line LLC
Camino Real Gathering Company, L.L.C.
Cantera Gas Company LLC
CDE Pipeline LLC
Central Florida Pipeline LLC
Cheyenne Plains Gas Pipeline Company, L.L.C.
CIG Gas Storage Company LLC
CIG Pipeline Services Company, L.L.C.
Citrus Energy Services, Inc.
Citrus LLC

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2015

Cliffside Helium, LLC
Cliffside Refiners, L.P.
Coastal Eagle Point Oil Company
Coastal Energy Resources Ltd.
Coastal Oil New England, Inc.
Coastal Wartsila Petroleum Private Limited
Colbourne Insurance Company Limited
Colorado Interstate Gas Company, L.L.C.
Colorado Interstate Issuing Corporation
Colton Processing Facility
Copano Double Eagle LLC
Copano Energy Finance Corporation
Copano Energy L.L.C.
Copano Energy Services/Upper Gulf Coast LLC
Copano Field Services GP, L.L.C.
Copano Field Services/North Texas, L.L.C.
Copano Field Services/South Texas LLC
Copano Field Services/Upper Gulf Coast LLC
Copano Liberty, LLC
Copano NGL Services (Markham), L.L.C.
Copano NGL Services LLC
Copano Pipelines Group, L.L.C.
Copano Pipelines/North Texas, L.L.C.
Copano Pipelines/Rocky Mountains, LLC
Copano Pipelines/SouthTexas LLC
Copano Pipelines/Upper Gulf Coast LLC
Copano Processing LLC
Copano Risk Management LLC
Copano/Webb-Duval Pipeline LLC
Cortez Capital Corporation
Cortez Expansion Capital Corporation
Cortez Pipeline Company
Coscol Petroleum Corporation
Cottonwood Creek, Inc.
Coyote Gas Treating Limited Liability Company
CPNO Services LLC
Cross Country Development L.L.C.
Cypress Interstate Pipeline LLC
Dakota Bulk Terminal, Inc.
Deeprock Development, LLC
Deeprock North, LLC

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2015

Delta Terminal Services LLC
Double Eagle Pipeline LLC
Eagle Ford Gathering LLC
El Paso Amazonas Energia Ltda.
El Paso Cayger III Company
El Paso Cayger IV Company
El Paso CGP Company, L.L.C.
El Paso Cheyenne Holdings, L.L.C.
El Paso Citrus Holdings, Inc.
El Paso CNG Company, L.L.C.
El Paso Energia do Brasil Ltda.
El Paso Energy Argentina Service Company
El Paso Energy Capital Trust I
El Paso Energy Cayger II Company
El Paso Energy E.S.T. Company
El Paso Energy International Company
El Paso Energy Marketing de Mexico, S. de R.L. de C.V.
El Paso Energy Service Company, L.L.C.
El Paso Fife I Company
El Paso LLC
El Paso Marketing Company, L.L.C.
El Paso Merchant Energy North America Company, L.L.C.
El Paso Merchant Energy-Petroleum Company
El Paso Mexico Holding B.V.
El Paso Midstream Group LLC
El Paso Natural Gas Company, L.L.C.
El Paso Neuquen Holding Company
El Paso Noric Investments III, L.L.C.
El Paso Reata Energy Company, L.L.C.
El Paso Remediation Company
El Paso Rio Negro Energia Ltda.
El Paso Ruby Holding Company, L.L.C.
El Paso Services Holding Company
El Paso Tennessee Pipeline Co., L.L.C.
Elba Express Company, L.L.C.
Elba Liquefaction Company, L.L.C.
Elizabeth River Terminals LLC
Emory B Crane, LLC
Endeavor Gathering LLC
EP Energy Holding Company
EP Production International Cayman Company

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2015

EP Ruby LLC
EPBGP Contracting Services LLC
EPC Building LLC
EPC Property Holdings, Inc.
EPEC Corporation
EPEC Oil Company Liquidating Trust
EPEC Polymers, Inc.
EPEC Realty, Inc.
EPED B Company
EPED Holding Company
EPTP Issuing Corporation
Fayetteville Express Pipeline LLC
Fernandina Marine Construction Management LLC
Fife Power
Florida Gas Transmission Company, LLC
Fort Union Gas Gathering, L.L.C.
Frank L Crane, LLC
GEBF, L.L.C.
General Stevedores GP, LLC
General Stevedores Holdings LLC
Glenpool West Gathering LLC
GLE Channel Improvement, LLC
Global American Terminals LLC
Greens Bayou Fleeting, LLC
Greens Port CBR, LLC
Guilford County Terminal Company, LLC
Gulf LNG Energy (Port), LLC
Gulf LNG Energy, LLC
Gulf LNG Holdings Group, LLC
Gulf LNG Liquefaction Company, LLC
Gulf LNG Pipeline, LLC
Hampshire LLC
Harrah Midstream LLC
HBM Environmental, Inc.
Hiland Crude, LLC
Hiland Partners Finance Corp.
Hiland Partners Holdings LLC
Horizon Pipeline Company, L.L.C.
I.M.T. Land Corp.
ICPT, L.L.C.
Independent Trading & Transportation Company I, L.L.C.

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2015

Interenergy Company
International Marine Terminals Partnership
J.R. Nicholls LLC
Javelina Tug LLC
Jeannie Brewer LLC
Johnston County Terminal, LLC
JV Tanker Charterer LLC
Kellogg Terminal, LLC
Kinder Morgan 2-Mile LLC
Kinder Morgan Administrative Services Tampa LLC
Kinder Morgan Altamont LLC
Kinder Morgan Amory LLC
Kinder Morgan Arrow Terminals Holdings, Inc.
Kinder Morgan Arrow Terminals, L.P.
Kinder Morgan Baltimore Transload Terminal LLC
Kinder Morgan Battleground Oil LLC
Kinder Morgan Border Pipeline LLC
Kinder Morgan Bulk Terminals LLC
Kinder Morgan Canada Company
Kinder Morgan Carbon Dioxide Transportation Company
Kinder Morgan CO2 Company, L.P.
Kinder Morgan Cochin LLC
Kinder Morgan Columbus LLC
Kinder Morgan Commercial Services LLC
Kinder Morgan Contracting Services LLC
Kinder Morgan Crude & Condensate LLC
Kinder Morgan Crude Oil Pipelines LLC
Kinder Morgan Crude to Rail LLC
Kinder Morgan Cushing LLC
Kinder Morgan Dallas Fort Worth Rail Terminal LLC
Kinder Morgan Endeavor LLC
Kinder Morgan Energy Partners, L.P.
Kinder Morgan EP Midstream LLC
Kinder Morgan Finance Company LLC
Kinder Morgan Fleeting LLC
Kinder Morgan Foundation
Kinder Morgan Freedom Pipeline LLC
Kinder Morgan G.P., Inc.
Kinder Morgan Galena Park West LLC
Kinder Morgan Gas Natural de Mexico, S. de R.L. de C.V.
Kinder Morgan Illinois Pipeline LLC

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2015

Kinder Morgan Insurance Ltd.
Kinder Morgan Keystone Gas Storage LLC
Kinder Morgan KMAP LLC
Kinder Morgan Las Vegas LLC
Kinder Morgan Linden Transload Terminal LLC
Kinder Morgan Liquids Terminals LLC
Kinder Morgan Liquids Terminals St. Gabriel LLC
Kinder Morgan Louisiana Pipeline Holding LLC
Kinder Morgan Louisiana Pipeline LLC
Kinder Morgan Marine Services LLC
Kinder Morgan Materials Services, LLC
Kinder Morgan Mid Atlantic Marine Services LLC
Kinder Morgan NatGas O & M LLC
Kinder Morgan NGL LLC
Kinder Morgan NGPL Holdings LLC
Kinder Morgan North Texas Pipeline LLC
Kinder Morgan Operating L.P. "A"
Kinder Morgan Operating L.P. "B"
Kinder Morgan Operating L.P. "C"
Kinder Morgan Operating L.P. "D"
Kinder Morgan Pecos LLC
Kinder Morgan Pecos Valley LLC
Kinder Morgan Petcoke GP LLC
Kinder Morgan Petcoke LP LLC
Kinder Morgan Petcoke, L.P.
Kinder Morgan Petroleum Tankers LLC
Kinder Morgan Pipeline LLC
Kinder Morgan Pipeline Servicios de Mexico S. de R.L. de C.V.
Kinder Morgan Port Manatee Terminal LLC
Kinder Morgan Port Sutton Terminal LLC
Kinder Morgan Port Terminals USA LLC
Kinder Morgan Production Company LLC
Kinder Morgan Rail Services LLC
Kinder Morgan Resources II LLC
Kinder Morgan Resources III LLC
Kinder Morgan Resources LLC
Kinder Morgan River Terminals LLC
Kinder Morgan Scurry Connector LLC
Kinder Morgan Seven Oaks LLC
Kinder Morgan Southeast Terminals LLC
Kinder Morgan Tank Storage Terminals LLC

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2015

Kinder Morgan Tejas Pipeline GP LLC
Kinder Morgan Tejas Pipeline LLC
Kinder Morgan Terminals Wilmington LLC
Kinder Morgan Terminals, Inc.
Kinder Morgan Texas Pipeline LLC
Kinder Morgan Texas Terminals, L.P.
Kinder Morgan Transmix Company, LLC
Kinder Morgan Treating LP
Kinder Morgan Urban Renewal II, LLC
Kinder Morgan Urban Renewal, L.L.C.
Kinder Morgan Utica LLC
Kinder Morgan Virginia Liquids Terminals LLC
Kinder Morgan Wink Pipeline LLC
Kinder Morgan, Inc.
KinderHawk Field Services LLC
KM Canada Terminals ULC
KM Crane LLC
KM Decatur, Inc.
KM Eagle Gathering LLC
KM Gathering LLC
KM Insurance Texas Inc.
KM Kaskaskia Dock LLC
KM Liquids Terminals LLC
KM North Cahokia Land LLC
KM North Cahokia Special Project LLC
KM North Cahokia Terminal Project LLC
KM Phoenix Holdings LLC
KM Ship Channel Services LLC
KM Treating GP LLC
KM Treating Production LLC
KMBT LLC
KMGP Services Company, Inc.
KN Telecommunications, Inc.
Knight Power Company LLC
KW Express, LLC
Liberty Pipeline Group, LLC
Lomita Rail Terminal LLC
Mesquite Investors, L.L.C.
Midco LLC
Midcontinent Express Pipeline LLC
Mid-Ship Group LLC

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2015

Milwaukee Bulk Terminals LLC
MJR Operating LLC
Mojave Pipeline Company, L.L.C.
Mojave Pipeline Operating Company, L.L.C.
Mr. Bennett LLC
Mr. Vance LLC
Nassau Terminals LLC
Natural Gas Pipeline Company of America LLC LLC
NGPL PipeCo LLC
NGPL Intermediate Holdings LLC
NGPL Holdings LLC
North Cahokia Industrial, LLC
North Cahokia Real Estate, LLC
North Cahokia Terminal, LLC
North Denton Pipeline, L.L.C.
Northeast Expansion LLC
Northeast Supply Pipeline LLC (JV)
Paddy Ryan Crane, LLC
Palmetto Products Pipe Line LLC
Parkway Pipeline LLC
Pecos Carbon Dioxide Transportation Company
PI 2 Pelican State LLC
Pinney Dock & Transport LLC
Plantation Pipe Line Company
Plantation Services LLC
Queen City Terminals LLC
Rahway River Land LLC
Razorback Tug LLC
RCI Holdings, Inc.
Red Cedar Gathering Company
Reno Pipeline, L.L.C.
River Terminals Properties GP LLC
River Terminals Properties L.P.
Ruby Investment Company, L.L.C.
Ruby Pipeline Holding Company, L.L.C.
Ruby Pipeline, L.L.C.
ScissorTail Energy, LLC
SFPP, L.P.
Sierrita Gas Pipeline LLC
SNG Pipeline Services Company, L.L.C.
Sonoran Pipeline LLC

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2015

Southern Dome, LLC
Southern Gulf LNG Company, L.L.C.
Southern Liquefaction Company LLC
Southern LNG Company, L.L.C.
Southern Natural Gas Company, L.L.C.
Southern Natural Issuing Corporation
Southern Oklahoma Gathering LLC
SouthTex Treaters LLC
Southwest Florida Pipeline LLC
SRT Vessels LLC
Stevedore Holdings, L.P.
Tajon Holdings, Inc.
Tejas Gas, LLC
Tejas Natural Gas, LLC
Tennessee Gas Pipeline Company, L.L.C.
Tennessee Gas Pipeline Issuing Corporation
Texan Tug LLC
TGP Pipeline Services Company, L.L.C.
Trans Mountain Pipeline (Puget Sound) LLC
TransColorado Gas Transmission Company LLC
Transload Services, LLC
Transport USA, Inc.
Utica Marcellus Texas Pipeline LLC
Webb/Duval Gatherers
Western Plant Services, Inc.
WYCO Development LLC
Wyoming Interstate Company, L.L.C.
Young Gas Storage Company, Ltd.

Exhibit 21.1

Entities part of the Canadian Structure as of December 31, 2015

Trans Mountain Pipeline (Puget Sound) LLC
Kinder Morgan Canada Company
KM Express Limited
Express GP Holdings Ltd.
6048935 Canada Inc.
Kinder Morgan Bison ULC
Kinder Morgan Heartland ULC
Kinder Morgan CO2 ULC
Trans Mountain (Jet Fuel) Inc.
Kinder Morgan Canada Inc.
Trans Mountain Pipeline ULC
Kinder Morgan Cochin ULC
KM Canada Terminals ULC
KM Crude by Rail Canada Corp
KW Express Canada GP Limited
KM Canada Rail Holdings GP Limited
* Canadian structure does not include the partnerships and their subsidiaries: Trans Mountain Pipeline LP.; Kinder Morgan Canada Terminals Limited Partnership and its subsidiary, KM Canada Edmonton South Rail Terminal Corp; KM Canada Edmonton South Rail Terminals LP; KM Canada Edmonton North Rail Terminal LP; KW Express Canada LP